Exhibit 10.69

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
PURCHASE AGREEMENT NUMBER 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6	Confidentiality

TABLE
1.	Aircraft Information Table

EXHIBITS
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[****]
SLP1.	[****]

LETTER AGREEMENTS
LA-1106648	Special Matters
LA-1106649	[****]
LA-1106650	[****]
LA-1106651	[****]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
LA-1106655	Open Matters – 737 MAX
LA-1106656	[****]
LA-1106657	[****]
LA-1106663	[****]
LA-1106664	[****]
LA-1106658	[****]
LA-1106659	[****]
LA-1106660	Spare Parts Initial Provisioning
LA-1106661	[****]

PA-03735	TABLE OF CONTENTS	Page 1 of 2
BOEING PROPRIETARY

LETTER AGREEMENTS, continued

LA-1106667	[****]
LA-1106668	[****]
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671	Miscellaneous Commitments
LA-1106672 LA-1106673 LA-1106677	[****] CS1 Special Matters [****]

PA-03735	TABLE OF CONTENTS	Page 2 of 2
BOEING PROPRIETARY

Purchase Agreement No. 03735
between
The Boeing Company
and
American Airlines, Inc.
This Purchase Agreement No. 03735 between The Boeing Company, a Delaware corporation, (Boeing) and American Airlines, Inc. (Customer) relating to the purchase and sale of Model 737 MAX Aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement Number AGTA-AAL dated October 31, 1997 between the parties, identified as AGTA-AAL (AGTA).
1. Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Model 737 MAX Aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in the applicable Exhibit A in the quantities listed in the applicable Table 1 to the Purchase Agreement.
2. Delivery Schedule.
2.1 The scheduled nominal delivery month for each Aircraft (Nominal Delivery Month), as of the Effective Date, is listed in Table 1 of the Purchase Agreement. Additionally, Table 1 to the Purchase Agreement provides [****]. No later than [****] prior to the Nominal Delivery Month of Customer’s first Aircraft in each calendar year, Boeing will provide written notice setting forth the applicable month in the [****] which will be the scheduled delivery month (Scheduled Delivery Month) for each Aircraft with a Nominal Delivery Month in such calendar year. Such notice will constitute an amendment to Table 1 to the Purchase Agreement. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
2.2 [****]
2.3 The Scheduled Delivery Month determined in accordance with Article 2.1 herein for each Aircraft shall be used for purposes of applying all provisions of the Purchase Agreement, including without limitation the BFE on-dock dates, and the calculation of Escalation Adjustment.

PA-03735	BASIC ARTICLES	Page 1 of 4
BOEING PROPRIETARY

3. Price.
3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in the applicable Table 1 (in the base year dollars set forth on such Table 1) and is [****] in accordance with the terms of this Purchase Agreement.
3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in the applicable Table 1 [****]
4. Payment.
4.1 Boeing acknowledges receipt of a deposit in the amount shown in the applicable Table 1 for each Aircraft (Deposit).
4.2 [****]
4.3 [****]
4.4 [****]
5. Additional Terms.
5.1 Aircraft Information Table. The applicable Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and Advance Payments and their schedules.
5.2 [****]
5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.
5.4 Customer Support Variables. Information, training, support, materials, data, goods, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. [****]
5.5 Engine Escalation Variables. [****]
5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

PA-03735	BASIC ARTICLES	Page 2 of 4
BOEING PROPRIETARY

5.7 Public Announcement. Boeing may make a public announcement regarding Customer’s purchase of the Aircraft only upon prior approval of Boeing’s press release by Customer. Customer may make such an announcement at its sole discretion but will use its reasonable efforts to notify Boeing prior to such announcement.
5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written (including but not limited to Letter Agreement AAL-PA-1977-LA-1105601 regarding the “Boeing 737 RE Program” dated July 19, 2011), and may be changed only in writing signed by authorized representatives of the parties.
5.9 Defined Terms. Exhibit C to this Purchase Agreement contains certain defined terms used in the AGTA or elsewhere in this Purchase Agreement. All capitalized terms used in this Purchase Agreement but otherwise defined shall have the meaning set forth in Exhibit C to this Purchase Agreement.
6. Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

PA-03735	BASIC ARTICLES	Page 3 of 4
BOEING PROPRIETARY

AGREED AND ACCEPTED this

February 1, 2013
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP Corporate Development and Treasurer
Title	Title

PA-03735	BASIC ARTICLES	Page 4 of 4
BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	159400 pounds	Detail Specification:	[****]

Engine Model/Thrust: CFM-LEAP-1B	Base Thrust	Airframe Price Base Year/Escalation Formula:	[****]

Airframe Price:	[****]	Engine Price Base Year/Escalation Formula:	[****]

Optional Features:	[****]

Sub-Total of Airframe and Features:	[****]	Airframe Escalation Data:

Engine Price (Per Aircraft):	[****]	Base Year Index (ECI):	[****]

Aircraft Basic Price (Excluding BFE/SPE):	[****]	Base Year Index (CPI):	[****]

Buyer Furnished Equipment (BFE) Estimate:	[****]

Seller Purchased Equipment (SPE) Estimate:	[****]

Deposit per Aircraft:	[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2017	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44446	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44447	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44448	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 1

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****].	Total [****]
[****]-2018	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44449	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44450 & 44451	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44452 & 44453	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44454 & 44455	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44456 & 44457	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44458 & 44459	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44460 & 44461	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 2

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44462 & 44463	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018		[****]	44464 & 44465	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 3

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2018	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44466 & 44467	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44468 & 44469	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44470 & 44471	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44472 & 44473	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44474	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44475 & 44476	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44477	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 4

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44478 & 44479	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44480 & 44481	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44482	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44483 & 44484	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	44485	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 5

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2019	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44486 & 44487	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44488	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44489 & 44490	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44491	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44492 & 44493	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44494 & 44495	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44496 & 44497	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 6

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44498 & 44499	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44500 & 44501	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44502 & 44503	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44504	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	44505	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 7

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2020	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44506 & 44507	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44508	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44509 & 44510	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44511	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44512 & 44513	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44514 & 44515	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44516 & 44517	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 8

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****].	Total [****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44518 & 44519	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44520	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44521 & 44522	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44523	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	44524 & 44525	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 9

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2021	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44526 & 44527	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44528	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44529 & 44530	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44531	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44532 & 44533	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44534 & 44535	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44536 & 44537	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 10

Table 1 To
Purchase Agreement No. 03735
[****] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2022	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44538 & 44539	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44540	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44541 & 44542	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44543	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]		[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	44544 & 44545	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2023		[****]		[****]	[****]	[****]	[****]	[****]	[****]
Total:	100

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 11

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
American Airlines, Inc.
Exhibit A to Purchase Agreement Number 03735

AAL-PA-03735-EXA	Exhibit A, Page 1 of 2
BOEING PROPRIETARY

Exhibit A
AIRCRAFT CONFIGURATION
Dated as of the Effective Date of the Purchase Agreement
relating to
BOEING MODEL 737-8 MAX AIRCRAFT
[****]

AAL-PA-03735-EXA	Exhibit A, Page 2 of 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
between
THE BOEING COMPANY
and
American Airlines, Inc.
Exhibit B to
Purchase Agreement Number 03735

AAL-PA-03735-EXB	Exhibit B Page 1 of 6
BOEING PROPRIETARY

Exhibit B
AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
relating to
BOEING MODEL 737 MAX AIRCRAFT
Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1. GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1 Airworthiness and Registration Documents. Not later than [****] of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than [****] of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2 Certificate of Sanitary Construction.
1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.
1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [****] Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

AAL-PA-03735-EXB	Exhibit B Page 2 of 6
BOEING PROPRIETARY

1.3 Customs Documentation.
1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [****] of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [****] all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [****] of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2. Insurance Certificates.
Insurance certificate requirements are defined in Article 8 of the AGTA.
3. NOTICE OF FLYAWAY CONFIGURATION.
3.1 Flyaway Configuration Notice. Not later than [****] of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:
    (i)    the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

AAL-PA-03735-EXB	Exhibit B Page 3 of 6
BOEING PROPRIETARY

    (ii)    the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling; and
    (iii)    any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft.
The information contained in such configuration letter may be changed from time to time by the mutual consent of Boeing and Customer
3.2 Ferry Flight Information. Customer will provide to Boeing at least [****] of each Aircraft:
    (i)    a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
    (ii)    a complete ferry flight itinerary.
4. DELIVERY ACTIONS BY BOEING.
4.1 Schedule of Inspections. [****]
4.2 Schedule of Demonstration Flights. [****]
4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
4.3.1 [****]
4.3.1 [****]
4.4 [****]

[****]	[****]
[****]	[****]
4.5 [****]
4.6 Delivery Papers, Documents and Data. [****]
4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

AAL-PA-03735-EXB	Exhibit B Page 4 of 6
BOEING PROPRIETARY

5. DELIVERY ACTIONS BY CUSTOMER.
5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License (or a written statement of the location of the original license) to be placed on board the Aircraft following delivery.
5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.
5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

AAL-PA-03735-EXB	Exhibit B Page 5 of 6
BOEING PROPRIETARY

PURCHASE AGREEMENT DEFINITIONS
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit C to Purchase Agreement Number 03735

AAL-PA-03735-EXC	Exhibit C, Page 1 of 7
BOEING PROPRIETARY

PURCHASE AGREEMENT DEFINITIONS
Dated as of the Effective Date of the Purchase Agreement
relating to
BOEING MODEL 737 MAX AIRCRAFT
I. Definitions.
The following terms, when used in capitalized form in this Purchase Agreement, including the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to this Purchase Agreement, have the following meanings:
Advance Payments means the payments made by Customer in advance of delivery with respect of an Aircraft pursuant to Section 4.2 of the Purchase Agreement.
Advance Payment Base Price has the meaning set forth in Section 2.1.6 of the AGTA.
Affiliate, with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms controlling and controlled have meanings correlative to the foregoing.
AGTA has the meaning set forth in the recital of the Aircraft General Terms Agreement dated October 31, 1997 between Boeing and Customer.
Aircraft means any or all, as the context requires, of the Boeing Model 737 MAX aircraft described in Section 1 of the Basic Articles to the Purchase Agreement, and as further specified in Table 1, together with the Engines and Parts that are incorporated or installed in or attached to such aircraft.
Aircraft Basic Price has the meaning set forth in Section 2.1.4 of the AGTA.

AAL-PA-03735-EXC	Exhibit C, Page 2 of 7
BOEING PROPRIETARY

Aircraft Price has the meaning set forth in Section 2.1.7 of the AGTA.
Aircraft Software has the meaning set forth in Part 1 of the Product Assurance Document.
Airframe Escalation Adjustment Document has the meaning set forth in Section 2.1.5 of the AGTA.
Airframe Price has the meaning set forth in Section 2.1.1 of the AGTA.
ATA has the meaning set forth in Section 1 to Part 3 of the Customer Support Document.
Authorized Agent has the meaning set forth in Part 1 of the Product Assurance Document.
Average Direct Hourly Labor Rate has the meaning set forth in Part 1 of the Product Assurance Document.
BFE Provisions Document means the Buyer Furnished Equipment Provisions Document attached to the AGTA as Exhibit A.
Boeing has the meaning set forth in the recital of the AGTA.
Boeing Product has the meaning set forth in Part 1 of the Product Assurance Document.
Buyer Furnished Equipment or BFE has the meaning set forth in Section 1.2 of the AGTA.
Correct or Correction has the meaning set forth in Part 1 of the Product Assurance Document.
Corrected Boeing Product has the meaning set forth in Part 1 of the Product Assurance Document.
Customer has the meaning set forth in the recital of the AGTA.
[****]
Deposit means the deposit made by Customer in respect of an Aircraft pursuant to Section 4.1 of the Purchase Agreement.

AAL-PA-03735-EXC	Exhibit C, Page 3 of 7
BOEING PROPRIETARY

Detail Specification means the Detail Specification identified in Exhibit A to the Purchase Agreement, as the same is amended from time to time by Boeing and Customer pursuant to Article 4 of the AGTA.
Development Changes has the meaning set forth in Section 4.2 of the AGTA.
Direct Labor has the meaning set forth in Part 1 of the Product Assurance Document.
Direct Materials has the meaning set forth in Part 1 of the Product Assurance Document.
Documents has the meaning set forth in the AGTA, within the first paragraph of section 1 of Part 3 of Exhibit B to the Customer Support Document.
Engine means each of the two engines installed on an Aircraft and identified in Table 1 to the Purchase Agreement, together with any and all Parts incorporated or installed in or attached to each such engine.
Engine Price has the meaning set forth in Section 2.1.3 of the AGTA.
Engine Supplier means the manufacturer of the Engine.
Escalation Adjustment has the meaning set forth in Section 2.1.5 of the AGTA.
Effective Date means the date set forth in the Purchase Agreement (prior to any amendment or supplement) that the Purchase Agreement is agreed to and accepted by Boeing and the Customer.
Excusable Delay has the meaning set forth in Section 7.1 of the AGTA.
FAA means the Federal Aviation Administration of the United States of America and any agency or instrumentality of the United States government succeeding to its functions.
Failed Component has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.
Failure has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

AAL-PA-03735-EXC	Exhibit C, Page 4 of 7
BOEING PROPRIETARY

Federal Aviation Regulations means the regulations promulgated by the FAA from time to time and any official interpretations thereof.
Field Services has the meaning set forth in Section 1 of Part 2 to the Customer Support Document.
Governmental Authority means any federal, state, county, local or foreign governmental entity or municipality or subdivision thereof or any authority, arbitrator, department, commission, board, bureau, body, agency, court or other agency or instrumentality thereof.
Governmental Regulations means: (1) the Type Certificate for the Aircraft; (2) any other certification, license or approval issued or required for the Aircraft by the FAA or any other Governmental Authority having jurisdiction over Boeing or the Aircraft; (3) any other law, rule, order or regulation of the United States Government or any agency or instrumentality thereof, having jurisdiction over the Aircraft or Boeing; (4) all regulations and official interpretations of the certification, license, or approval requirements described in (1), (2) and (3) above; and (5) all airworthiness directives issued by the FAA.
Interface Problem has the meaning set forth in Section 1 of Part 5 of the Product Assurance Document.
Manufacturer Change has the meaning set forth in Section 3.2.1 of the AGTA.
Operator Changes has the meaning set forth in Section 3.3.1 of the AGTA.
Optional Features means those Parts identified as optional features in the Detail Specification.
Optional Features Prices has the meaning set forth in Section 2.1.2 of the AGTA.
Parts means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property of whatever nature incorporated or installed in or attached to an Aircraft upon delivery or otherwise (as applicable) pursuant to the Purchase Agreement.
Performance Guarantees has the meaning set forth in Section 5.4 of the AGTA.

AAL-PA-03735-EXC	Exhibit C, Page 5 of 7
BOEING PROPRIETARY

Person means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
Policy has the meaning set forth in Section 1 of Part 3 of the Product Assurance Document.
Product Assurance Document means the Product Assurance Document attached to the AGTA as Exhibit C.
Proprietary Information has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.
Proprietary Materials has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.
Purchase Agreement means Purchase Agreement No. 03735, of even date herewith, between Boeing and Customer for the purchase of the Aircraft, including, without limitation, the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to such Purchase Agreement.
Scheduled Delivery Month means, with respect to an Aircraft, the scheduled month and year of delivery for such Aircraft as set forth in Section 2 of the Purchase Agreement.
Seller Furnished Equipment or SFE means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as “seller furnished equipment.”
Seller Purchased Equipment or SPE means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as “seller purchased equipment.”
SLP Component has the meaning set forth in Section 1 of Part 3 of Product Assurance Document.
Standard Airworthiness Certificate means a standard airworthiness certificate for transport category aircraft applicable to an Aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations (or any successor regulations).
Stipulated Rate has the meaning set forth in Section 1.3 of Letter Agreement No. AAL-PA-03735-LA-1106671 entitled “Miscellaneous Commitments for Boeing Model 737 MAX Aircraft”.

AAL-PA-03735-EXC	Exhibit C, Page 6 of 7
BOEING PROPRIETARY

Supplemental Agreement means a written, signed agreement of the parties that amends, modifies or otherwise revises (but does not replace) the Purchase Agreement.
Suppliers has the meaning set forth in Section 1 of Part 4 of the Product Assurance Document.
Supplier Product has the meaning set forth in Part 1 of the Product Assurance Document.
Taxes has the meaning set forth in Section 2.2 of the AGTA.
Type Certificate means a type certificate for transport category aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations or any successor regulation.
Warranty Inspections has the meaning set forth in Part 1 of the Product Assurance Document.
II. Interpretive Provisions.
When reference is made to an article, section, attachment, exhibit, schedule or supplement of the “AGTA” or a “Purchase Agreement” without further reference to a particular letter agreement, attachment, exhibit, schedule or supplement thereto, such reference shall be deemed to be a reference to the main text of the AGTA or such Purchase Agreement, respectively.

AAL-PA-03735-EXC	Exhibit C, Page 7 of 7
BOEING PROPRIETARY

[****]
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit AE1
to Purchase Agreement Number 03735

AAL-PA-03735-EXAE1		Page 1 of 5
Supp. Exhibit AE1	BOEING PROPRIETARY

[****]
relating to
BOEING MODEL 737 MAX AIRCRAFT
1. Formula.
[****]
Note:
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]
    (vi)    [****]
2. Values to be Utilized in the Event of Unavailability.
    2.1    [****]
    2.2    [****]
    2.3    [****]
    2.4    [****]
Note:
    (i)    [****]
    (ii)    [****]

AAL-PA-03735-EXAE1	Page 2 of 5
Supp. Exhibit AE1 BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
American Airlines, Inc.
Supplemental Exhibit BFE1
to Purchase Agreement Number 03735

AAL-PA-03735-BFE1	Page 1 of 3
Supp. Exhibit BFE1 BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-8 MAX AIRCRAFT
This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
[****]
1. Supplier Selection.
Customer will:
(a) Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
    *    [****]
    **    [****]
    (b)    [****]
2. On-dock Dates and Other Information.
[****]
3. Additional Delivery Requirements—Import.
[****]

AAL-PA-03735-BFE1	Page 2 of 3
Supp. Exhibit BFE1 BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit CS1
to Purchase Agreement Number 03735

AAL-PA-03735-CS1		Page 1 of 6
Supp. Exhibit CS1	BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
relating to
BOEING MODEL 737-8 MAX AIRCRAFT
Customer and Boeing will conduct planning conferences approximately [****] or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.
1. Maintenance Training.
    1.1    [****]
    1.2    [****]
    1.3    [****]
    1.4    [****]
    1.5    [****]
1.6 Training materials will be provided to each student. In addition, [****] of training materials as used in Boeing’s training program, including [****] will be provided for use in Customer’s own training program.
2. Flight Training.
    2.1    [****]
2.2 Training materials will be provided to each student. In addition, [****] of training materials as used in Boeing’s training program, including [****] will be provided for use in Customer’s own training program.
3. Planning Assistance.
3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide [****] to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

AAL-PA-03735-CS1		Page 2 of 6
Supp. Exhibit CS1	BOEING PROPRIETARY

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide [****] to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.
3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide [****] to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
3.2 Spares.
    (i)    Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.
    (ii)    Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.
    (iii)    Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.
    (iv)    Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

AAL-PA-03735-CS1		Page 3 of 6
Supp. Exhibit CS1	BOEING PROPRIETARY

4. Technical Data and Documents.
The following will be provided in mutually agreed formats (the format of the data to be discussed with Customer [****] quantities:
    4.1    Flight Operations.
Airplane Flight Manual
Operations Manual
[****]
Weight and Balance Manual
Dispatch Deviation Procedures Guide
Flight Crew Training Manual
Performance Engineer’s Manual
Fault Reporting Manual
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III
    4.2    Maintenance.
Aircraft Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Fault Isolation Manual
Structural Repair Manual
[****]
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Corrosion Prevention Manual
[****]
Power Plant Buildup Manual
Combined Index
[****]
All Operators Letters
Structural Item Interim Advisory and Index
Service Letters [****]
Maintenance Tips
Production Management Data Base (PMDB)
[****]

AAL-PA-03735-CS1		Page 4 of 6
Supp. Exhibit CS1	BOEING PROPRIETARY

    4.3    Maintenance Planning.
Maintenance Planning Data Document
Maintenance Task Cards and Index
Maintenance Inspection Intervals Report
    4.4    Spares.
Illustrated Parts Catalog
Standards Books
    4.5    Facilities and Equipment Planning.
Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Aircraft Rescue and Firefighting Document
Engine Handling Document
[****]
ETOPS Guide Vols. I & II
    4.6    Supplier Technical Data.
[****]
    4.7    Fleet Statistical Data and Reporting
Fleet Message and Fault Data views, charts, and reports
5. Aircraft Information.
5.1 Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data; (viii) service bulletin incorporation; and (ix) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.
5.2 License Grant. [****]
For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.
    5.3    [****]

AAL-PA-03735-CS1		Page 5 of 6
Supp. Exhibit CS1	BOEING PROPRIETARY

[****]
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit EE1
to Purchase Agreement Number 03735

AAL-PA-03735-EE1	Page 1 of 8
Supp. Exhibit EE1 BOEING PROPRIETARY

[****]
relating to
BOEING MODEL 737 MAX AIRCRAFT
1. ENGINE ESCALATION.
[****]
2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.
[****]
2.1 Title. [****]
2.2 Patents.
2.2.1 [****]
2.2.2 [****]
2.2.3 [****]
    2.3    Initial Warranty. [****]
    2.4    Warranty Pass-On.
2.4.1 [****]
2.4.2 [****]
2.4.3 [****]
    2.5    New Engine Warranty.
2.5.1 [****]
(i) [****]
(ii) [****]
(iii) [****]
2.5.2 [****]
(i) [****]
(ii) [****]
    2.6    New Parts Warranty. [****]
2.6.1 [****]
2.7 [****]
    2.8    Ultimate Life Warranty.
2.8.1 [****]

AAL-PA-03735-EE1	Page 2 of 8
Supp. Exhibit EE1 BOEING PROPRIETARY

(i) [****]
(ii) [****]
(iii) [****]
(iv) [****]
(v) [****]
(vi) [****]
(vii) [****]
2.8.2 [****]
    2.9    Campaign Change Warranty.
2.9.1 [****]
Engines and Modules
(i) [****]
(ii) [****]
2.9.2 [****]
2.9.3 [****]
    2.10    Limitations. [****]
    2.11    Indemnity and Contribution.
2.11.1 [****]
2.11.2 [****]

AAL-PA-03735-EE1	Page 3 of 8
Supp. Exhibit EE1 BOEING PROPRIETARY

TABLE 1*
[****]
[****]
[****]

AAL-PA-03735-EE1	Page 4 of 8
Supp. Exhibit EE1 BOEING PROPRIETARY

[****]
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit SLP1
to Purchase Agreement Number 03735

AAL-PA-03735-SLP1		Page 1 of 5
Supp. Exhibit SLP1	BOEING PROPRIETARY

[****]
relating to
BOEING MODEL 737 MAX AIRCRAFT
This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 03735.
1. [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]
    (vi)    [****]
    (vii)    [****]
    (viii)    [****]
    (ix)    [****]
    (x)    [****]
    (xi)    [****]
2. [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]
    (vi)    [****]
    (vii)    [****]
    (viii)    [****]
    (ix)    [****]
    (x)    [****]

AAL-PA-03735-SLP1		Page 2 of 5
Supp. Exhibit SLP1	BOEING PROPRIETARY

3. [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]
    (vi)    [****]
4. [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]
    (vi)    [****]
5. [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
6. [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]
    (vi)    [****]
    (vii)    [****]
    (viii)    [****]
    (ix)    [****]
    (x)    [****]

AAL-PA-03735-SLP1		Page 3 of 5
Supp. Exhibit SLP1	BOEING PROPRIETARY

7. [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]
    (vi)    [****]
    NOTE:    [****]

AAL-PA-03735-SLP1		Page 4 of 5
Supp. Exhibit SLP1	BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106648
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        Special Matters
Reference:        Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 MAX aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Credit Memoranda.
Basic Credit Memorandum. [****]
1.1 [****]
1.2 [****]
1.3 [****]
1.4 [****]
2. Other Credit Memoranda Terms.
2.1 [****]
2.2 [****]
3. Economic Considerations for the Substitute Aircraft.
If Customer substitutes an Aircraft pursuant to Letter Agreement No. AAL-PA-03735-LA-1106652 entitled “Aircraft Model Substitution”, then at delivery of each Substitute Aircraft Boeing agrees to provide Customer with the following credit memoranda:
AAL-PA-03735-LA-1106648

Special Matters	Page 1 of 4
BOEING PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]
4. FAA Manufacturer Changes.
[****]
5. FAA Operator Changes.
[****]
6. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
7. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact
AAL-PA-03735-LA-1106648

Special Matters	Page 2 of 4
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer
AAL-PA-03735-LA-1106648

Special Matters	Page 4 of 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106649
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. [****]
[****] Boeing and Customer agree to the following terms and conditions:
1.1 [****]
1.1.1 [****]
1.1.2 [****]
1.1.3 [****]
2. [****]
2.1 [****]
2.2 [****]
3. [****]
3.1 [****]
3.2 [****]
AAL-PA-03735-LA-1106649

[****]	Page 1 of 3
BOEING PROPRIETARY

4. Confidential Treatment.
The information contained herein represents confidential business arrangements and has value precisely because it is not available generally or to other parties. By receiving this Letter Agreement, Customer and Boeing agree to limit the disclosure of its contents (including the existence of this Letter Agreement) to their respective employees and professional advisers with a need to know the contents for purposes of helping either party evaluate or implement the terms of the Letter Agreement, and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer
AAL-PA-03735-LA-1106649

[****]	Page 2 of 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106650
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.
1. [****]
[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
2. [****]
[****]
AAL-PA-03735-LA-1106650

[****]	LA Page 1 of 4
BOEING PROPRIETARY

3. Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
4. Assignment.
4.1 Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing,][ except to the extent permissible under the terms of the AGTA.
4.2 [****]
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
AAL-PA-03735-LA-1106650

[****]	LA Page 2 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer
AAL-PA-03735-LA-1106650

[****]	LA Page 3 of 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****].
2. Delivery.
The number of [****] is listed in Attachment A to this Letter Agreement. No later than [****] in each calendar year, Boeing will provide written notice setting forth [****] with a Nominal Delivery Month in such calendar year. Such notice will constitute an amendment to Attachment A
3. Configuration.
3.1 Subject to the provisions of Section 3.2, below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of Limited Scope Supplemental Agreement (as defined in Section 7). Such Detail Specification will be revised to include:
(i) [****]
(ii) [****]
(iii) [****]
AAL-PA-03735-LA-1106651

[****]	Page 1 of 4
BOEING PROPRIETARY

3.2 Boeing reserves the right to configure the [****] starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Section 3.1.
4. Price.
4.1 The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A to this Letter Agreement.
4.2 The [****] Aircraft Basic Price for each of the [****] shall be [****]
4.3 The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Limited Scope Supplemental Agreement.
5. Payment.
5.1 [****]
5.2 [****]
5.3 [****]
6. [****].
[****]
7. Limited Scope Supplemental Agreement.
[****]
8. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
9. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
AAL-PA-03735-LA-1106651

[****]	Page 2 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer
AAL-PA-03735-LA-1106651

[****]	Page 3 of 4
BOEING PROPRIETARY

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	159400 pounds	Detail Specification:	[****]

Engine Model/Thrust: CFM-LEAP-1B	Base Thrust	Airframe Price Base Year/Escalation Formula:	[****]

Airframe Price:	[****]	Engine Price Base Year/Escalation Formula:	[****]

Optional Features:	[****]

Sub-Total of Airframe and Features:	[****]	Airframe Escalation Data:

Engine Price (Per Aircraft):	[****]	Base Year Index (ECI):	[****]

Aircraft Basic Price (Excluding BFE/SPE):	[****]	Base Year Index (CPI):	[****]

Buyer Furnished Equipment (BFE) Estimate:	[****]

Seller Purchased Equipment (SPE) Estimate:	[****]

Deposit per Aircraft:	[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 1

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 2

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 3

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 4

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 5

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 6

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 7

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 8

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2023	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 9

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2024		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 10

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2024	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
-2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 11

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106651
[****] 737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****] -2025		[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	60

AAL-PA-03735 62355-1F.TXT	Boeing Proprietary	Page 12

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106652
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        Aircraft Model Substitution

Reference:        Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[****]
1. Definitions.
Firm Aircraft, for purposes of this Letter Agreement, means the Boeing model 737-8 aircraft identified on Table 1 to the Purchase Agreement (as may be amended from time to time) or any [****].
[****]
Substitute Aircraft means any aircraft which Customer has designated, pursuant to Section 2 hereof, to be delivered in lieu of a Firm Aircraft or [****].
2. Customer’s Written Notice.
Customer shall provide written notice (Substitution Notice) of its intention to substitute the purchase of an Aircraft [****] with the purchase of a Substitute Aircraft
(i) [****]
(ii) [****]
[****]
AAL-PA-03735-LA-1106652

Aircraft Model Substitution	Page 1 of 4
BOEING PROPRIETARY

3. Boeing’s Production Capability.
3.1 [****]
3.2 [****]
3.3 [****]
4. [****]
[****]
5. Supplemental Agreement.
[****]
6. Price and Advance Payments.
6.1 The Airframe Price for the 737-7 and 737-9 are set forth in Attachment A and Attachment B, respectively, hereto. [****]
6.2 [****]
6.3 [****]
7. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
8. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
AAL-PA-03735-LA-1106652

Aircraft Model Substitution	Page 2 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer
AAL-PA-03735-LA-1106652

Aircraft Model Substitution	Page 3 of 4
BOEING PROPRIETARY

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-7	138200 pounds
Engine Model/Thrust:	CFM-LEAP-1B	Base Thrust
Airframe Price:		[****]
Optional Features:		[****]

Sub-Total of Airframe and Features:		[****]
Engine Price (Per Aircraft):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		[****]

Buyer Furnished Equipment (BFE) Estimate:		[****]
Seller Purchased Equipment (SPE) Estimate:		[****]
Deposit per Aircraft:		[****]

Detail Specification:	[****]
Airframe Price Base Year/Escalation Formula:	[****]
Engine Price Base Year/Escalation Formula:	[****]

Airframe Escalation Data:
Base Year Index (ECI):	[****]
Base Year Index (CPI):	[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 1

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 2

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 3

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 4

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 5

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 6

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 7

Attachment A To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-7 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	66

AAL-PA-03735 62359-1F.TXT	Boeing Proprietary	Page 8

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	168200 pounds
Engine Model/Thrust:	CFM-LEAP-1B	Base Thrust
Airframe Price:		[****]
Optional Features:		[****]

Sub-Total of Airframe and Features:		[****]
Engine Price (Per Aircraft):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		[****]

Buyer Furnished Equipment (BFE) Estimate:		[****]
Seller Purchased Equipment (SPE) Estimate:		[****]
Deposit per Aircraft:		[****]

Detail Specification:	[****]
Airframe Price Base Year/Escalation Formula:	[****]
Engine Price Base Year/Escalation Formula:	[****]

Airframe Escalation Data:
Base Year Index (ECI):	[****]
Base Year Index (CPI):	[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 1

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 2

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2019		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 3

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 4

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2020		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 5

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 6

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2021		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 7

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106652
[****] 737-9 Substitution Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022		[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	2	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2023		[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	66

AAL-PA-03735 62363-1F.TXT	Boeing Proprietary	Page 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106654
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    AGTA Matters
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. AGTA Basic Articles.
1.1.1 Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of Aircraft described in a Purchase Agreement. [****]
1.1.2 Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the Engine Supplier for a specific Engine to be installed on the model of Aircraft described in a Purchase Agreement [****]
1.1.3 Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: “Escalation Adjustment is defined as the aggregate price adjustment to the Airframe Price (which includes the basic engine price for Models [****]) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.”
AAL-PA-03735-LA-1106654

AGTA Matters	LA Page 1 of 3
BOEING PROPRIETARY

1.1.4 Article 9.2, “Assignment in Connection with Aircraft Financing”, is revised to read as follows:
“9.2 [****]
2. Appendices to the AGTA.
2.1 In Appendix I, entitled “SAMPLE Insurance Certificate”, the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, and 737-9 in [****]
2.2 Appendix II, entitled “Purchase Agreement Assignment” is hereby deleted in its entirety and replaced with the attached Revised Appendix II.
2.3 Appendix III, entitled “Manufacturer’s Consent and Agreement to Assignment of Warranties” is hereby deleted in its entirety and replaced with the attached Revised Appendix III.
3. Exhibit C to the AGTA, “Product Assurance Document”.
Solely for purposes of the Purchase Agreement, 737-7, 737-8, and 737-9 are added to the [****] column in the table set forth in the existing Article 3.1 of Part 2 of Exhibit C to the AGTA.
4. [****]
[****]
5. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
AAL-PA-03735-LA-1106654

AGTA Matters	LA Page 2 of 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer
AAL-PA-03735-LA-1106654

AGTA Matters	LA Page 3 of 3
BOEING PROPRIETARY

Appendix II to Aircraft General Terms	Agreement No. AGTA-AAL
PURCHASE AGREEMENT ASSIGNMENT
[ ]
MSN [ ]
This PURCHASE AGREEMENT ASSIGNMENT, dated as of [ , ], between AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Assignor”), and [ ], a [ ] (the “Assignee”).
[****]
IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC.

By
Name: Title:

, not in its individual capacity but solely as Owner Trustee

By
Name: Title:
2
PURCHASE AGREEMENT ASSIGNMENT (MSN [*])

CONSENT AND AGREEMENT
[ ]
Manufacturer’s Serial No. [ ]
The undersigned, THE BOEING COMPANY, a Delaware corporation, hereby acknowledges notice of and consents to all of the terms of the foregoing Purchase Agreement Assignment [ ] dated as of [ , ] between the Assignee and the Assignor (herein called the “Assignment”, the defined terms therein being hereinafter used with the same meaning) as it relates to the Aircraft and the Manufacturer and hereby confirms to the Assignee that:
[****]
Dated as of , 20

THE BOEING COMPANY

By
Name: Title: Attorney-in-Fact

MSN
PURCHASE AGREEMENT ASSIGNMENT (MSN )

Appendix III to Aircraft General Terms	Agreement No. AGTA-AAL
MANUFACTURER’S CONSENT AND AGREEMENT TO
ASSIGNMENT OF WARRANTIES
BOEING MODEL MSN
Reference is made to (i) Purchase Agreement No. [ ], dated as of [ ] (as amended, modified and supplemented, the “Purchase Agreement”), between THE BOEING COMPANY, a Delaware corporation (the “Manufacturer”), and AMERICAN AIRLINES, INC., a Delaware corporation (“American”), which Purchase Agreement incorporates the provisions of the Aircraft General Terms Agreement, dated as of October 31, 1997 (the “AGTA”), between the Manufacturer and American and (ii) the Boeing [model] [type] aircraft bearing Manufacturer’s serial number [ ] and U.S. Registration No. N[ ] (the “Aircraft”). [****]
[****]
Appendix III to AGTA,
FORM OF PURCHASE AGREEMENT ASSIGNMENT ( ), Page 4 of 5

Dated: , 20

THE BOEING COMPANY

By:
Name:
Title:
MSN

Accepted and Agreed: AMERICAN AIRLINES, INC.

By:
Name:
Title:

[Name of Security Trustee], as Security Trustee

By:
Name:
Title:
Appendix III to AGTA,
FORM OF PURCHASE AGREEMENT ASSIGNMENT ( ), Page 5 of 5

SCHEDULE A
Account Information
Account Bank: [*]
Swift Code: [*]
ABA/Fedwire: [*]
Account Number: [*]
Ref: [*]
Appendix III to AGTA,
FORM OF PURCHASE AGREEMENT ASSIGNMENT ( ), Page 6 of 5
Schedule A, Account Information

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106655
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    Open Configuration Matters
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Aircraft Configuration.
1.1 Initial Configuration. The initial configuration of Customer’s Model 737-8 MAX Aircraft has been defined by Boeing Model 737-8 MAX basic specification as described in Article 1 and Exhibit A of the Purchase Agreement. [****]
1.2 Final Configuration Schedule. [****]
1.2.1 [****]
1.2.2 [****]
2. Amendment of the Purchase Agreement.
Within [****] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
2.1 Changes applicable to the basic Model 737-8 MAX aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and the Final Configuration date.
2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those Optional Features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

AAL-PA-03735-LA-1106655
Open Configuration Matters	Page 1 of 4
BOEING PROPRIETARY

2.3 Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;
2.4 [****]
2.5 [****]
2.5.1 [****]
2.5.2 [****]
Figure 1

[****]	[****]
[****]	[****]
3. Other Letter Agreements.
3.1 [****]
3.1.1 [****]
3.1.2 [****]
3.1.3 [****]

AAL-PA-03735-LA-1106655
Open Configuration Matters	Page 2 of 4
BOEING PROPRIETARY

4. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

AAL-PA-03735-LA-1106655
Open Configuration Matters	Page 3 of 4
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106655
Open Configuration Matters	Page 4 of 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106656
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. [****]
1.1 [****]
1.2 [****]
1.3 [****]
2. [****]
[****]
3. [****]
[****]
4. Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106656
[****]	Page 1 of 3
BOEING PROPRIETARY

5. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106656
[****]	Page 2 of 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106657
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [****] in the Attachment. The Attachment sets forth [****] for 787-7. [****]. Notwithstanding the provision of the [****] in the Attachment, Boeing and Customer will work together in good faith to communicate the [****] that will be offered prior to Customer [****]
1. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
2. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106657
[****]	Page 1 of 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106657
[****]	Page 2 of 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

[****]
FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 1 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

1    AIRCRAFT MODEL APPLICABILITY
    The guarantees contained in this Attachment (the [****]) are applicable [****]
2    FLIGHT PERFORMANCE
2.1    Mission
2.1.1    Mission Payload
    The payload for a stage length of [****] nautical miles in still air (representative [****]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:
        [****]
    Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[****]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 2 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]
2.1.2    Mission Block Fuel
    The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

        [****]
    Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 3 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[****]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****].

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 4 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]
2.1.3    Operational Empty Weight Basis
    The mission guarantees of Paragraphs 2.1.1 and 2.1.2 are based on an Operational Empty Weight (OEW) that includes the customer changes in Paragraph 2.1.4 and the Standard and Operational items of Paragraph 2.1.5.

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 5 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

2.1.4    [****]

[****]

[****]				[****]
[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
	[****]	[****]	[****]

[****]			[****]
[****]			[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 6 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

2.1.5 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[****]
Unusable Fuel			[****]
Oil			[****]
Additional Engine Fluids			[****]
Oxygen Equipment			[****]
Passenger Portable	[****]	[****]
Crew Masks	[****]	[****]
Miscellaneous Equipment			[****]
Crash Axe	[****]	[****]
Megaphones	[****]	[****]
Flashlights	[****]	[****]
Smoke Hoods	[****]	[****]
Galley Structure & Fixed Inserts			[****]
Operational Items Allowance				[****]
Crew and Crew Baggage			[****]
Flight Crew (incl. baggage)	[****]	[****]
Cabin Crew (incl. baggage)	[****]	[****]
Catering Allowance & Removable Inserts			[****]
First Class	[****]	[****]
Tourist Class	[****]	[****]
Passenger Service Equipment	[****]		[****]
Potable Water [****]			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment			[****]
Escape Slides - Forward	[****]	[****]
Escape Slides - Aft	[****]	[****]
Life Vests - Crew and Passengers	[****]	[****]
Life Rafts	[****]	[****]
Auto Radio Beacon (ELT)	[****]	[****]
Total Standard and Operational Items Allowance				[****]

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 7 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

3    AIRCRAFT CONFIGURATION
3.1    The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.
3.2    [****]
    (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
    (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.
4    GUARANTEE CONDITIONS
4.1    All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
4.2    In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.
4.3    [****]

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 8 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106657
[****]

4.4    [****]
4.5    [****]
5    GUARANTEE COMPLIANCE
5.1    Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.
5.2    [****]
5.3    [****]
5.4    The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
5.5    Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.
6    EXCLUSIVE GUARANTEES
    The only [****] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03735, AAL-PA-03735-LA-1106657	Attachment, Page 9 of 11
AERO-B-BBA4-M12-0764	SS12-0372
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106663
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [****] in the Attachment. The Attachment sets forth [****] for 787-8. [****]. Notwithstanding the provision of the [****] in the Attachment, Boeing and Customer will work together in good faith to communicate the [****] that will be offered prior to Customer [****]
1. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
2. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106663
[****]	Page 1 of 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106663
[****]	Page 2 of 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

[****]
FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 1 of 11
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BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

1    AIRCRAFT MODEL APPLICABILITY
The guarantees contained in this Attachment (the “[****]) are applicable to the [****]
2    FLIGHT PERFORMANCE
2.1    Mission
2.1.1    Mission Payload
The payload for a stage length of [****] nautical miles in still air (representative of a [****]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[****]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[****] The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 2 of 11
AERO-B-BBA4-M12-0761	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]

2.1.2    Mission Block Fuel
The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

GUARANTEE: [****]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 3 of 11
AERO-B-BBA4-M12-0761	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

Takeoff:	[****]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 4 of 11
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BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

2.1.3    Operational Empty Weight Basis
The mission guarantees of Paragraphs 2.1.1 and 2.1.2 are based on an Operational Empty Weight (OEW) that includes the customer changes in Paragraph 2.1.4 and the Standard and Operational items of Paragraph 2.1.5.

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 5 of 11
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BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

2.1.4    [****]

[****]
[****]
[****]				[****]
[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
	[****]	[****]	[****]

[****]			[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 6 of 11
AERO-B-BBA4-M12-0761	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

2.1.5    Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[****]
Unusable Fuel			[****]
Oil			[****]
Additional Engine Fluids			[****]
Oxygen Equipment			[****]
Passenger Portable	[****]	[****]
Crew Masks	[****]	[****]
Miscellaneous Equipment			[****]
Crash Axe	[****]	[****]
Megaphones	[****]	[****]
Flashlights	[****]	[****]
Smoke Hoods	[****]	[****]
Galley Structure & Fixed Inserts			[****]
Operational Items Allowance				[****]
Crew and Crew Baggage			[****]
Flight Crew (incl. baggage)	[****]	[****]
Cabin Crew (incl. baggage)	[****]	[****]
Catering Allowance & Removable Inserts			[****]
First Class	[****]	[****]
Tourist Class	[****]	[****]
Passenger Service Equipment	[****]		[****]
Potable Water [****]			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment			[****]
Escape Slides - Forward	[****]	[****]
Escape Slides - Aft	[****]	[****]
Life Vests - Crew and Passengers	[****]	[****]
Life Rafts	[****]	[****]
Auto Radio Beacon (ELT)	[****]	[****]
Total Standard and Operational Items Allowance				[****]

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 7 of 11
AERO-B-BBA4-M12-0761	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

3    AIRCRAFT CONFIGURATION
3.1    The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.
3.2    [****]
(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.
4    GUARANTEE CONDITIONS
4.1    All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
4.2    In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.
4.3    [****]
4.4    [****]
4.5    [****]

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 8 of 11
AERO-B-BBA4-M12-0761	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106663
[****]

5    GUARANTEE COMPLIANCE
5.1    Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.
5.2    [****]
5.3    [****]
5.4    The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
5.5    Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.
6    EXCLUSIVE GUARANTEES
    The only [****] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03735, AAL-PA-03735-LA-1106663	Attachment, Page 9 of 11
AERO-B-BBA4-M12-0761	SS12-0372
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106664
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [****] in the Attachment. The Attachment sets forth [****] for 787-9. [****] Notwithstanding the provision of the [****] in the Attachment, Boeing and Customer will work together in good faith to communicate the [****] that will be offered prior to Customer [****]
1. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
2. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106664
[****]	Page 1 of 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106664
[****]	Page 2 of 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

[****]
FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 1 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

1    AIRCRAFT MODEL APPLICABILITY
The guarantees contained in this Attachment (the “[****]) are applicable to the [****]
2    FLIGHT PERFORMANCE
2.1    Mission
2.1.1    Mission Payload
The payload for a stage length of [****] nautical miles in still air (representative of a [****]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:
[****] Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[****]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 2 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]
2.1.2    Mission Block Fuel
The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[****]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 3 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[****]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 4 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver [****]

[****]
2.1.3    Operational Empty Weight Basis
The mission guarantees of Paragraphs 2.1.1 and 2.1.2 are based on an Operational Empty Weight (OEW) that includes the customer changes in Paragraph 2.1.4 and the Standard and Operational items of Paragraph 2.1.5.

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 5 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

2.1.4    [****]

Pounds
[****]				[****]
[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
[****]				[****]
	[****]	[****]	[****]

[****]			[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 6 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

2.1.5    Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				[****]
Unusable Fuel			[****]
Oil			[****]
Additional Engine Fluids			[****]
Oxygen Equipment			[****]
Passenger Portable	[****]	[****]
Crew Masks	[****]	[****]
Miscellaneous Equipment			[****]
Crash Axe	[****]	[****]
Megaphones	[****]	[****]
Flashlights	[****]	[****]
Smoke Hoods	[****]	[****]
Galley Structure & Fixed Inserts			[****]
Operational Items Allowance				[****]
Crew and Crew Baggage			[****]
Flight Crew (incl. baggage)	[****]	[****]
Cabin Crew (incl. baggage)	[****]	[****]
Catering Allowance & Removable Inserts			[****]
First Class	[****]	[****]
Tourist Class	[****]	[****]
Passenger Service Equipment	[****]		[****]
Potable Water - [****]			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment			[****]
Escape Slides - Forward	[****]	[****]
Escape Slides - Aft	[****]	[****]
Life Vests - Crew and Passengers	[****]	[****]
Life Rafts	[****]	[****]
Auto Radio Beacon (ELT)	[****]	[****]
Total Standard and Operational Items Allowance				[****]

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 7 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

3    AIRCRAFT CONFIGURATION
3.1    The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.
3.2    [****]
(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.
4    GUARANTEE CONDITIONS
4.1    All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
4.2    In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.
4.3    [****]
4.4    [****]
4.5    [****]

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 8 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-1106664
[****]

5    GUARANTEE COMPLIANCE
5.1    Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.
5.2    [****]
5.3    [****]
5.4    The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
5.5    Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.
6    EXCLUSIVE GUARANTEES
The only [****] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03735 AAL-PA-03735-LA-1106664	Attachment, Page 9 of 11
AERO-B-BBA4-M12-0762	SS12-0372
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106658
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 3735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 Max Aircraft (Aircraft).
This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.
1.    Aircraft Commitment.
For the purposes of this Letter Agreement, the Covered Aircraft shall be defined as a [****]
Boeing commits to Customer that, [****], as defined in Attachment A, during the Performance Retention Term, as defined in paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment):

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)
[****]	[****]
[****]	[****]
[****]	[****]
[****]

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****]	Page 1 of 8
BOEING PROPRIETARY

2.    Applicability and Performance Retention Term.
[****]
    2.1    Delivery Schedule for Covered Aircraft.
For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.
    2.2    Performance Retention Term.
[****]
3.    Conditions.
    3.1    Operation and Maintenance.
Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA-approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer’s Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer. [****]
    3.2    Powerback.
[****]
    3.3    Flight Cycle Utilization and Derate.
[****]
4.    Determination of Fuel Mileage Deterioration.
[****]
Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).
[****]

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****]	Page 2 of 8
BOEING PROPRIETARY

5.    Notice of Performance Deterioration.
[****]
6.    Election of Actions.
Upon Boeing’s receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:
    6.1    Data.
Boeing will evaluate the Basic Data. At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training). If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.
6.2 Surveys.
[****]
6.3 Weight.
Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.
6.4 Corrective Actions.
Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 - 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance and/or refurbishment, as described in paragraph 6.2, both on-wing and off-wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****]	Page 3 of 8
BOEING PROPRIETARY

    6.5    Improvement Parts and Engine Refurbishment.
Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the Cumulative Fleet Average Fuel Mileage Deterioration of the Covered Aircraft exceeds the Aircraft Commitment, [****]
7.    Payments.
[****]
7.1 Annual Excess Fuel Burn Amount.
[****]
7.2 Credit Memorandum.
[****]
7.3. Credit Adjustments.
[****]
7.4 Limitation on Amount of Credits.
[****]
8.    Duplication of Benefits
[****]
9.    Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
10.    Exclusive Remedy.
[****]

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****]	Page 4 of 8
BOEING PROPRIETARY

11.    Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company
Its	Attorney-In-Fact
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.
ACCEPTED AND AGREED TO this 1st day of February of 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****]	Page 5 of 8
BOEING PROPRIETARY

Determination of Cumulative Fleet Average Fuel Mileage Deterioration
For purposes of this Letter Agreement, the “Cumulative Fleet Average Fuel Mileage Deterioration” is the average cruise fuel mileage deterioration of the Covered Aircraft. The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.
1. Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term . For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.
2.    [****]
3.    [****]
4. The Current Deterioration (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.
5.    [****]
6. The Cumulative Fleet Average Fuel Mileage Deterioration (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:
m
[****]
7.    [****]

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****] – Attachment A	Page 1 of 2
BOEING PROPRIETARY

Cruise Fuel Mileage Performance Determination
Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).
Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis. Customer shall reduce and analyze data obtained from the Data Events. Such analysis shall be in accordance with the methods set forth in the APM User Guide. Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.
Customer will maintain records of factors relating to fuel mileage deterioration. These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****] – Attachment B	Page 1 of 1
BOEING PROPRIETARY

Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date	Aircraft	Delivery Date	Aircraft	Delivery Date
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****] - Attachment C	Page 1 of 1
BOEING PROPRIETARY

ANNUAL LIMITATION ADJUSTMENT EQUATION
(CALENDAR YEARS 2018 AND ON)
(a)    [****]
(b)    [****]
(c)    [****]
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
NOTE: [****]

P.A. No. 3735	AAL-PA-03735-LA-1106658
[****] – Attachment D	Page 1 of 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106659
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
1. Definitions.
1.1 [****]
1.2 Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement, any Substitute Aircraft pursuant to terms of Letter Agreement AAL-PA-03735-LA-1106652 entitled “Aircraft Model Substitution” and any Option Aircraft in which Customer exercises its rights pursuant to Letter Agreement AAL-PA-03735-LA-1106651 entitled “Option Aircraft”.
1.3 Performance Period [****]
1.4 Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

AAL-PA-03735-LA-1106659
[****]	Page 1 of 3

BOEING PROPRIETARY

1.5 Qualifying Third Party Fees shall mean [****]
2. Commitment.
[****]
3. Methods of Performance.
3.1 [****]
3.2 [****]
3.3 [****]
4. Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.
5. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
6. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106659
[****]	Page 2 of 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106659
[****]	Page 3 of 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106660
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        Spare Parts Initial Provisioning

References:        a) Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Boeing Model 737 MAX aircraft (Aircraft).

        b) Customer Services General Terms Agreement No. 23-1 (CSGTA) between Boeing and Customer.
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.
In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.
1. Definitions.
1.1 Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.
1.2 Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE).

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Spare Parts Initial Provisioning	Page 1 of 6

BOEING PROPRIETARY

1.3 Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.
2. Phased Provisioning.
2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.
2.2 Initial Provisioning Meeting. On or about [****] months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than [****] months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.
2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about [****] after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until [****]
2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.
3. Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.
3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

AAL-PA-03735-LA-1106660	Page 2 of 6
Spare Parts Initial Provisioning

BOEING PROPRIETARY

3.2 Prices of Initial Provisioning Spare Parts.
3.2.1 Boeing Spare Parts. [****]
3.2.2 Supplier Spare Parts. [****]
3.3 QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.
4. Delivery.
For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.
5. Substitution for Obsolete Spare Parts.
5.1 Obligation to Substitute Pre-Delivery. [****]
5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. [****]
6. Repurchase of Provisioning Items.
6.1 Obligation to Repurchase. [****]

AAL-PA-03735-LA-1106660	Page 3 of 6
Spare Parts Initial Provisioning

BOEING PROPRIETARY

6.2 Exceptions. [****]
6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. [****]
6.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. [****]
6.5 Price and Payment. [****]
6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.
7. Title and Risk of Loss.
Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.
8. Termination for Excusable Delay.
In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, [****]

AAL-PA-03735-LA-1106660
Spare Parts Initial Provisioning	Page 4 of 6

BOEING PROPRIETARY

9. Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.
10. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106660
Spare Parts Initial Provisioning	Page 5 of 6

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106661
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

References:        a) Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

        b) [****]
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[****]
[****]
[****]
[****]
1. [****]
[****]
2. [****]
2.1 Firm Aircraft Delivery. [****] Letter Agreement AAL-PA-03735-LA-1106671 entitled “Miscellaneous Commitments for Boeing Model 737 MAX Aircraft” (Misc. Commitments Letter).
2.2 [****]
2.2.1 [****]
2.2.2 [****]

AAL-PA-3735-LA-1106661
[****]	Page 1 of 11

BOEING PROPRIETARY

2.2.3 [****]
2.2.4 [****]
2.2.4.1 [****];
2.2.4.2 [****]
2.2.5 [****]
2.2.6 [****]
2.2.7 [****]
2.2.8 [****]
2.3 [****]
3. Payments.
[****]
3.1 [****]
3.2 [****]
3.3 Credit Memorandum. [****]
3.4 [****]
3.4.1 [****]
3.4.2 [****]
3.5 [****]
3.5.1 [****]
3.5.2 [****]
3.5.3 [****]
3.5.3.1 [****]

AAL-PA-3735-LA-1106661
[****]	Page 2 of 11

BOEING PROPRIETARY

3.5.3.2 [****]
3.5.3.3 [Intentionally Reserved]
3.5.3.4 [****]
3.5.3.5 [****]
4. [****]
[****]
5. [****]
[****]
6. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Firm Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7. Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

AAL-PA-3735-LA-1106661
[****]	Page 3 of 11

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-3735-LA-1106661
[****]	Page 4 of 11

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106667
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1. Customer has requested [****]
2. In response to Customer’s request [****]
Agreement
1. Covered Aircraft.
The Program shall apply to [****] (Covered Aircraft).
2. Program Term.
The Program shall begin on the [****]
3. [****]
The [****] covered by the Program shall include [****]
4. Program Commitment.
[****]
4.1 [****]

AAL-PA-03735-LA-1106667
[****]	Page 1 of 12

BOEING PROPRIETARY

4.2 [****]
4.2.1 [****]
4.2.2 [****]
4.2.2.1 [****]
4.2.2.2 [****]
4.2.3 [****]
4.3 [****]
4.4 Fleet Flight Hours means the [****]
4.5 Flight Hours means, [****]
4.6 Fleet Landings means the [****]
4.7 Landings means the [****]
4.8 [****]
4.9 [****]
4.10 [****]
4.11 [****]
4.12 [****]
5. Calculation of [****]
5.1 [****]
5.2 [****]
5.3 Boeing will then [****] in the form specified in Attachment F.
5.4 Boeing Commitment Level has been established using assumptions in Attachment G, and [****]

AAL-PA-03735-LA-1106667
[****]	Page 2 of 12

BOEING PROPRIETARY

6. Reporting of [****]
6.1 Within [****]
6.2 Failure to provide the data specified in Section 6.1 to Boeing within the specified [****]
7. Calculation of [****]
7.1 Subject to the limitations described in Section 9, within [****]
7.2 If the data determined pursuant to Section 7.1 [****]
7.2.1 [****]
7.2.2 [****]
7.2.3 [****]
7.3 If after completing the verification and analysis described in Section 7.2 [****]
7.3.1 [****]
7.3.2 [****]
7.4 [****]
7.5 [****]
8. Corrective Action.
8.1 Should Corrective Action be required pursuant to Section 7.3, [****]
8.1.1 [****]
8.1.2 [****]
8.1.3 [****]
8.1.4 [****]
8.1.5 [****]
8.2 [****]

AAL-PA-03735-LA-1106667
[****]	Page 3 of 12

BOEING PROPRIETARY

9. Conditions and Limitations.
9.1 If, with the intent of reducing the cost of [****], Boeing or any supplier issues [****]
9.2 [****]
9.3 [****]
9.4 [****]
9.5 [****]
9.6 [****]
9.7 [****]:
(i) [****]
(ii) [****]
(iii) [****]
(iv) [****]
(v) [****]
(vi) [****]
(vii) [****]
(viii) [****]
(ix) [****]
(x) [****]
(xi) [****]
(xii) [****]
(xiii) [****]
9.8 [****]:

AAL-PA-03735-LA-1106667
[****]	Page 4 of 12

BOEING PROPRIETARY

Aircraft Model	Flight Hours
[****]	[****]
[****]
10. Notice.
    10.1    All reports submitted to Boeing will be addressed to the attention of: [****]

    10.2    All reports submitted to Customer will be addressed to the attention of: [****]
11. [****]
[****]
12. [****]
[****]
13. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
14. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106667
[****]	Page 5 of 12

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106667
[****]	Page 6 of 12

BOEING PROPRIETARY

Attachment A: [****]
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment A, Page 1 of 2

BOEING PROPRIETARY

Attachment A: [****], CONTINUED
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment A, Page 2 of 2

BOEING PROPRIETARY

Attachment B: Adjustments
Boeing will adjust the [****] submitted in Attachment A, the [****] reported in Attachment C, and [****] reported in Attachment D in accordance with this Attachment B.
1. [****]
[****]
2. [****]
2.1 [****]
2.2 [****]
3. [****]
The [****] will be determined for the Covered Aircraft as specified in paragraphs 3.1 through 3.3 of this Attachment B.
3.1 [****]
3.2 [****]
3.3 [****]
4. [****]
4.1 [****]
4.2 [****]
4.3 [****]
4.4 Average Flight Time. [****]
4.5 Covered Aircraft. [****]
4.6 Delivery Schedule. [****]
4.7 Aircraft Configuration. [****]
4.8 [****]

AAL-PA-03735-LA-1106667
[****]	Attachment B, Page 1 of 3

BOEING PROPRIETARY

ATTACHMENT B, Adjustments, CONTINUED
4.9 If changes are made in any of the paragraphs 4.1 through 4.8 then the [****] will be adjusted as specified in paragraph 3.3 above using the factors identified in each paragraph 4.1 through 4.8

AAL-PA-03735-LA-1106667
[****]	Attachment B, Page 2 of 3

BOEING PROPRIETARY

Attachment C: [****]
To: American Airlines, Inc.
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106667 to Purchase Agreement and [****]
Subject:    [****] reported pursuant to Section 5.2 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment C, Page 1 of 1

BOEING PROPRIETARY

Attachment D: Covered Aircraft Data
To:    [****]
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106667 to Purchase Agreement and [****]
Subject:    Data reported pursuant to Section 6 of the referenced Letter Agreement.
[****]
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment D, Page 1 of 2

BOEING PROPRIETARY

Attachment D: Covered Aircraft Data, CONTINUED
[****]
Note: The above [****] have been calculated in accordance with Section 4.2. of the referenced Letter Agreement. The above [****] have been calculated in accordance with Section 4.2 of the referenced Letter Agreement and exclude all [****] described in Section 9 therein.

AMERICAN AIRLINES, INC.

By:

Its:

AAL-PA-03735-LA-1106667
[****]	Attachment D, Page 2 of 2

BOEING PROPRIETARY

Attachment E
FORM OF REPORT FOR [****]
To: American Airlines, Inc.
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106667 to Purchase Agreement and [****]
Subject:    Data reported pursuant to Section 7 of the referenced Letter Agreement.
[****]
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment E, Page 1 of 2

BOEING PROPRIETARY

Attachment E, CONTINUED
FORM OF REPORT FOR [****]
[****]
THE BOEING COMPANY
By:
Its:
Date:

AAL-PA-03735-LA-1106667
[****]	Attachment E, Page 2 of 2

BOEING PROPRIETARY

Attachment F: [****]
To: American Airlines, Inc.
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106667 to Purchase Agreement and [****]
Subject:    Data reported pursuant to Section 5.3 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment F, Page 1 of 1

BOEING PROPRIETARY

Attachment G: [****]
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106667 to Purchase Agreement and [****]
Subject:    Data reported pursuant to Section 5.2 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment G, Page 1 of 2

BOEING PROPRIETARY

Attachment G: [****], CONTINUED
[****]

AAL-PA-03735-LA-1106667
[****]	Attachment G, Page 2 of 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106668
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

Reference:         Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1. Customer has requested [****]
2. In response to Customer’s request [****]
Agreement
1. Covered Aircraft.
The Program shall apply to [****] (Covered Aircraft).
2. Program Term.
The Program shall begin on the [****]
3. [****]
The [****] covered by the Program shall include [****]
4. Program Commitment.
[****]
4.1 [****]

AAL-PA-03735-LA-1106668
[****]	Page 1 of 12

BOEING PROPRIETARY

4.2 [****]
4.2.1 [****]
4.2.2 [****]
4.2.2.1 [****]
4.2.2.2 [****]
4.2.3 [****]
4.3 [****]
4.4 Fleet Flight Hours means the [****]
4.5 Flight Hours means, [****]
4.6 Fleet Landings means the [****]
4.7 Landings means the [****]
4.8 [****]
4.9 [****]
4.10 [****]
4.11 [****]
4.12 [****]
5. Calculation of [****]
5.1 [****]
5.2 [****]
5.3 Boeing will then [****] in the form specified in Attachment F.
5.4 Boeing Commitment Level has been established using assumptions in Attachment G, and [****]

AAL-PA-03735-LA-1106668
[****]	Page 2 of 12

BOEING PROPRIETARY

6. Reporting of [****]
6.1 Within [****]
6.2 Failure to provide the data specified in Section 6.1 to Boeing within the specified [****]
7. Calculation of [****]
7.1 Subject to the limitations described in Section 9, within [****]
7.2 If the data determined pursuant to Section 7.1 [****]
7.2.1 [****]
7.2.2 [****]
7.2.3 [****]
7.3 If after completing the verification and analysis described in Section 7.2 [****]
7.3.1 [****]
7.3.2 [****]
7.4 [****]
7.5 [****]
8. Corrective Action.
8.1 Should Corrective Action be required pursuant to Section 7.3, [****]
8.1.1 [****]
8.1.2 [****]
8.1.3 [****]
8.1.4 [****]
8.1.5 [****]
8.2 [****]

AAL-PA-03735-LA-1106668
[****]	Page 3 of 12

BOEING PROPRIETARY

9.    Conditions and Limitations.
9.1 If, with the intent of reducing the cost of [****], Boeing or any supplier issues [****]
9.2 [****]
9.3 [****]
9.4 [****]
9.5 [****]
9.6 [****]
9.7 [****]:
(i) [****]
(ii) [****]
(iii) [****]
(iv) [****]
(v) [****]
(vi) [****]
(vii) [****]
(viii) [****]
(ix) [****]
(x) [****]
(xi) [****]
(xii) [****]
(xiii) [****]
9.8 [****]:

AAL-PA-03735-LA-1106668
[****]	Page 4 of 12

BOEING PROPRIETARY

Aircraft Model	Flight Hours
[****]	[****]
[****]
10. Notice.
10.1 All reports submitted to Boeing will be addressed to the attention of:
[****]
10.2 All reports submitted to Customer will be addressed to the attention of:
[****]
11. [****]
[****]
12. [****]
[****]
13. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
14. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106668	Page 5 of 12
[****]

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106668	Page 6 of 12
[****]

BOEING PROPRIETARY

Attachment A: [****]
[****]

AAL-PA-03735-LA-1106668	Attachment A, Page 1 of 2
[****]

BOEING PROPRIETARY

Attachment A: [****], CONTINUED
[****]

AAL-PA-03735-LA-1106668	Attachment A, Page 2 of 2
[****]

BOEING PROPRIETARY

Attachment B: Adjustments
Boeing will adjust the [****] submitted in Attachment A, the [****] reported in Attachment C, and [****] reported in Attachment D in accordance with this Attachment B.
1. [****]
[****]
2. [****]
2.1 [****]
2.2 [****]
3. [****]
The [****] will be determined for the Covered Aircraft as specified in paragraphs 3.1 through 3.3 of this Attachment B.
3.1 [****]
3.2 [****]
3.3 [****]
4. [****]
4.1 [****]
4.2 [****]
4.3 [****]
4.4 Average Flight Time. [****]
4.5 Covered Aircraft. [****]
4.6 Delivery Schedule. [****]
4.7 Aircraft Configuration. [****]
4.8 [****]

AAL-PA-03735-LA-1106668	Attachment B, Page 1 of 3
[****]

BOEING PROPRIETARY

ATTACHMENT B: Adjustments, CONTINUED
4.9 If changes are made in any of the paragraphs 4.1 through 4.8 then the [****] will be adjusted as specified in paragraph 3.3 above using the factors identified in each paragraph 4.1 through 4.8.

AAL-PA-03735-LA-1106668	Attachment B, Page 2 of 3
[****]

BOEING PROPRIETARY

Attachment C: [****]
To: American Airlines, Inc.

Reference:    Letter Agreement No. AAL-PA-03735-LA-1106668 to Purchase Agreement and [****]

Subject:        [****] reported pursuant to Section 5.2 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106668	Attachment C, Page 1 of 1
[****]

BOEING PROPRIETARY

Attachment D: Covered Aircraft Data
To: [****]

Reference:    Letter Agreement No. AAL-PA-03735-LA-1106668 to Purchase Agreement and [****]

Subject:    Data reported pursuant to Section 6 of the referenced Letter Agreement.
[****]
[****]

AAL-PA-03735-LA-1106668	Attachment D, Page 1 of 2
[****]

BOEING PROPRIETARY

Attachment D: Covered Aircraft Data, CONTINUED
[****]
Note: The above [****] have been calculated in accordance with Section 4.2. of the referenced Letter Agreement. The above [****] have been calculated in accordance with Section 4.2 of the referenced Letter Agreement and exclude all [****] described in Section 9 therein.

AMERICAN AIRLINES, INC.

By:
Its:

AAL-PA-03735-LA-1106668	Attachment D, Page 2 of 2
[****]

BOEING PROPRIETARY

Attachment E
FORM OF REPORT FOR [****]
To:    American Airlines, Inc.

Reference:    Letter Agreement No. AAL-PA-03735-LA-1106668 to Purchase Agreement and [****]

Subject:        Data reported pursuant to Section 7 of the referenced Letter Agreement.
[****]
[****]

AAL-PA-03735-LA-1106668	Attachment E, Page 1 of 2
[****]

BOEING PROPRIETARY

Attachment E, CONTINUED
FORM OF REPORT FOR [****]
[****]

THE BOEING COMPANY

By:
Its:
Date:

AAL-PA-03735-LA-1106668	Attachment E, Page 2 of 2
[****]

BOEING PROPRIETARY

Attachment F: [****]
To:    American Airlines, Inc.

Reference:    Letter Agreement No. AAL-PA-03735-LA-1106668 to Purchase Agreement and [****]

Subject:        Data reported pursuant to Section 5.3 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106668	Attachment F, Page 1 of 1
[****]

BOEING PROPRIETARY

Attachment G: [****]

Reference:    Letter Agreement No. AAL-PA-03735-LA-1106668 to Purchase Agreement and [****]

Subject:        Data reported pursuant to Section 5.2 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106668	Attachment G, Page 1 of 2
[****]

BOEING PROPRIETARY

Attachment G: [****], CONTINUED
[****]

AAL-PA-03735-LA-1106668	Attachment G, Page 2 of 2
[****]

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106669
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1. Customer has requested [****]
2. In response to Customer’s request [****]
Agreement
1. Covered Aircraft.
The Program shall apply to [****] (Covered Aircraft).
2. Program Term.
The Program shall begin on the [****]
3. [****]
The [****] covered by the Program shall include [****]
4. Program Commitment.
[****]
4.1 [****]

AAL-PA-03735-LA-1106669	Page 1 of 12
[****]

BOEING PROPRIETARY

4.2 [****]
4.2.1 [****]
4.2.2 [****]
4.2.2.1 [****]
4.2.2.2 [****]
4.2.3 [****]
4.3 [****]
4.4 Fleet Flight Hours means the [****]
4.5 Flight Hours means, [****]
4.6 Fleet Landings means the [****]
4.7 Landings means the [****]
4.8 [****]
4.9 [****]
4.10 [****]
4.11 [****]
4.12 [****]
5. Calculation of [****]
5.1 [****]
5.2 [****]
5.3 Boeing will then [****] in the form specified in Attachment F.
5.4 Boeing Commitment Level has been established using assumptions in Attachment G, and [****]

AAL-PA-03735-LA-1106669	Page 2 of 12
[****]

BOEING PROPRIETARY

6. Reporting of [****]
6.1 Within [****]
6.2 Failure to provide the data specified in Section 6.1 to Boeing within the specified [****]
7. Calculation of [****]
7.1 Subject to the limitations described in Section 9, within [****]
7.2 If the data determined pursuant to Section 7.1 [****]
7.2.1 [****]
7.2.2 [****]
7.2.3 [****]
7.3 If after completing the verification and analysis described in Section 7.2 [****]
7.3.1 [****]
7.3.2 [****]
7.4 [****]
7.5 [****]
8. Corrective Action.
8.1 Should Corrective Action be required pursuant to Section 7.3, [****]
8.1.1 [****]
8.1.2 [****]
8.1.3 [****]
8.1.4 [****]
8.1.5 [****]
8.2 [****]

AAL-PA-03735-LA-1106669	Page 3 of 12
[****]

BOEING PROPRIETARY

9. Conditions and Limitations.
9.1 If, with the intent of reducing the cost of [****], Boeing or any supplier issues [****]
9.2 [****]
9.3 [****]
9.4 [****]
9.5 [****]
9.6 [****]
9.7 [****]:
(i) [****]
(ii) [****]
(iii) [****]
(iv) [****]
(v) [****]
(vi) [****]
(vii) [****]
(viii) [****]
(ix) [****]
(x) [****]
(xi) [****]
(xii) [****]
(xiii) [****]
9.8 [****]:

AAL-PA-03735-LA-1106669	Page 4 of 12
[****]

BOEING PROPRIETARY

Aircraft Model	Flight Hours
[****]	[****]
[****]
10. Notice.
    10.1    All reports submitted to Boeing will be addressed to the attention of:
[****]
    10.2    All reports submitted to Customer will be addressed to the attention of:
[****]
11. [****]
[****]
12. [****]
[****]
13. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
14. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106669	Page 5 of 12
[****]

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106669	Page 6 of 12
[****]

BOEING PROPRIETARY

Attachment A: [****]
[****]

AAL-PA-03735-LA-1106669	Attachment A, Page 1 of 12
[****]

BOEING PROPRIETARY

Attachment A: [****], CONTINUED
[****]

AAL-PA-03735-LA-1106669	Attachment A, Page 2 of 12
[****]

BOEING PROPRIETARY

Attachment B: Adjustments
Boeing will adjust the [****] submitted in Attachment A, the [****] reported in Attachment C, and [****] reported in Attachment D in accordance with this Attachment B.
1. [****]
[****]
2. [****]
2.1 [****]
2.2 [****]
3. [****]
The [****] will be determined for the Covered Aircraft as specified in paragraphs 3.1 through 3.3 of this Attachment B.
3.1 [****]
3.2 [****]
3.3 [****]
4. [****]
4.1 [****]
4.2 [****]
4.3 [****]
4.4 Average Flight Time. [****]
4.5 Covered Aircraft. [****]
4.6 Delivery Schedule. [****]
4.7 Aircraft Configuration. [****]
4.8 [****]

AAL-PA-03735-LA-1106669	Attachment B, Page 2 of 2
[****]

BOEING PROPRIETARY

Attachment B: Adjustments, CONTINUED
4.9 If changes are made in any of the paragraphs 4.1 through 4.8 then the [****] will be adjusted as specified in paragraph 3.3 above using the factors identified in each paragraph 4.1 through 4.8.

AAL-PA-03735-LA-1106669	Attachment B, Page 2 of 3
[****]

BOEING PROPRIETARY

Attachment C: [****]
To: American Airlines, Inc.
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106669 to Purchase Agreement and [****]
Subject:    [****] reported pursuant to Section 5.2 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106669
[****]	Attachment C, Page 1 of 1

BOEING PROPRIETARY

Attachment D: Covered Aircraft Data
To: [****]
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106669 to Purchase Agreement and [****]

Subject:    Data reported pursuant to Section 6 of the referenced Letter Agreement.
[****]
[****]

AAL-PA-03735-LA-1106669
[****]	Attachment D, Page 1 of 2

BOEING PROPRIETARY

Attachment D: Covered Aircraft Data, CONTINUED
[****]
Note: The above [****] have been calculated in accordance with Section 4.2. of the referenced Letter Agreement. The above [****] have been calculated in accordance with Section 4.2 of the referenced Letter Agreement and exclude all [****] described in Section 9 therein.

AMERICAN AIRLINES, INC.

By:
Its:

AAL-PA-03735-LA-1106669
[****]	Attachment D, Page 2 of 2

BOEING PROPRIETARY

Attachment E
FORM OF REPORT FOR [****]
To: American Airlines, Inc.
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106669 to Purchase Agreement and [****]
Subject:    Data reported pursuant to Section 7 of the referenced Letter Agreement.
[****]
[****]

AAL-PA-03735-LA-1106669
[****]	Attachment E, Page 1 of 2

BOEING PROPRIETARY

Attachment E, CONTINUED
FORM OF REPORT FOR [****]
[****]

THE BOEING COMPANY

By:
Its:
Date:

AAL-PA-03735-LA-1106669
[****]	Attachment E, Page 2 of 2

BOEING PROPRIETARY

Attachment F: [****]
To: American Airlines, Inc.
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106669 to Purchase Agreement and [****]
Subject:    Data reported pursuant to Section 5.3 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106669
[****]	Attachment F, Page 1 of 1

BOEING PROPRIETARY

Attachment G: [****]
Reference:    Letter Agreement No. AAL-PA-03735-LA-1106669 to Purchase Agreement and [****]
Subject:    Data reported pursuant to Section 5.2 of the referenced Letter Agreement.
[****]

AAL-PA-03735-LA-1106669
[****]	Attachment G, Page 1 of 2

BOEING PROPRIETARY

Attachment G: [****], CONTINUED
[****]

AAL-PA-03735-LA-1106669
[****]	Attachment G, Page 2 of 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106670
American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:        Confidentiality

Reference:        Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. For the avoidance of doubt, this Letter Agreement supersedes any confidentiality provisions contained in the Purchase Agreement or in the letter agreements listed in Section 2.1.2 below. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.
1. Confidentiality Obligation.
1.1 Except as otherwise provided in this Letter Agreement, each party shall, and shall ensure that its directors, officers, employees, Affiliates, agents, suppliers, subcontractors and professional advisors (collectively, Representatives), at all times, maintain strict confidence and secrecy in respect of all Confidential Information (as defined in Section 2). Each party agrees to disclose Confidential Information only to such of its Representatives as is required for the purpose of implementing and administering the Purchase Agreement, and shall inform such Representatives of the confidential nature of the Confidential Information and instruct (and use best reasonable efforts to cause) such Representatives to treat such Confidential Information in a manner consistent with this Section 1.
1.2 Neither party shall use the Confidential Information for any purpose (including any competitive or commercial purpose) other than in connection with the Purchase Agreement and for purposes of consummating the transactions contemplated thereby.

AAL-PA-03735-LA-1106670
Confidentiality	Page 1 of 7

BOEING PROPRIETARY

2. Definition of Confidential Information.
2.1 Subject to the provisions of Section 2.2, Confidential Information means:
2.1.1 [****]
2.1.2 [****]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
2.2 The following shall not constitute Confidential Information for purposes of this Letter Agreement:
2.2.1 Information (other than the terms and conditions of the Business Letters) already in a party’s possession prior to its disclosure by the other party as evidenced by the written or electronic records of such party;

AAL-PA-03735-LA-1106670
Confidentiality	Page 2 of 7

BOEING PROPRIETARY

2.2.2 Information obtained from a third person or entity that is not prohibited from disclosing such information to the receiving party as a result of a contractual, legal or fiduciary obligation to the party whose information is being disclosed;
2.2.3 Information that is or becomes generally available to the public, other than as a result of disclosure by a party in violation of this Letter Agreement; or
2.2.4 Information that has been or is independently developed by a party or its Affiliates, without violating such party’s obligations under this Letter Agreement.
2.3 [****]
3. Disclosure.
3.1 [****]
(a) [****]
(A) [****]
(B) [****]
(C) [****]
(D) [****]
(b) [****]
3.2 Either party may disclose Confidential Information without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority. If a party (the Disclosing Party) is requested to disclose any Confidential Information of the other party (the Affected Party) under the terms of a subpoena or order issued by a Governmental Authority, it shall (i) notify the Affected Party immediately of the existence, terms and circumstances surrounding such request, (ii) consult with the Affected Party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if any disclosure of Confidential Information is required to prevent the Disclosing Party from being held in contempt or subject to other

AAL-PA-03735-LA-1106670
Confidentiality	Page 3 of 7

BOEING PROPRIETARY

legal penalty, furnish only such portion of the Confidential Information as it is legally compelled to disclose and, at the request of the Affected Party, use commercially reasonable efforts to assist the Affected Party in obtaining an order or other reliable assurance that confidential treatment shall be accorded to the disclosed Confidential Information; and
3.3 [****]
3.4 In addition to disclosures of Confidential Information permitted by this Letter Agreement, either party may disclose Confidential Information as and to the extent explicitly provided for in the Purchase Agreement.
4. Remedies.
[****]
5. Conflicts.
Subject to Section 2.3, to the extent of any conflict or inconsistency between the provisions of this Letter Agreement and any provisions regarding confidentiality of information set forth in the Purchase Agreements, the provisions of this Letter Agreement shall, to the extent of such conflict or inconsistency, control.
6. Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.

AAL-PA-03735-LA-1106670
Confidentiality	Page 4 of 7

BOEING PROPRIETARY

Very truly yours,
THE BOEING COMPANY
By: /s/ The Boeing Company
Its: Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: February 1, 2013
AMERICAN AIRLINES, INC.
By: /s/ American Airlines, Inc.
Its: VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106670
Confidentiality	Page 5 of 7

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106671
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    Miscellaneous Commitments for Boeing Model 737 MAX Aircraft
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
For ease of reference, a “Table of Contents” has been added as Attachment A to this Letter Agreement.
1. AGTA.
1.1. Taxes.
Section 2.2 of the AGTA is replaced in full by the following new provision:
“2.2 Taxes.
[****]
2.2.2 [****]
2.2.3 [****]

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1.2. Customs Duties.
1.2.1 [****]
1.2.2 Boeing provides the information in the preceding Section 2.1 to Customer as a courtesy, and not in lieu of professional opinions rendered by counsel of Customer’s choice, subject to the limitations that Boeing assumes no responsibility for the accuracy or timeliness of such information, and that Customer agrees it will assert no claim against Boeing based on such information.
1.3. Rate of Interest.
[****]
1.4. Advanced Payment Increases.
[****]
[****]
1.5. Intentionally Omitted.
1.6. Intentionally Omitted.
1.7. Development Change and Manufacturer Change Production Revision Records.
[****]
1.8. Part 121 Compliance Review.
[****]
1.9. Inspection and Acceptance.
The AGTA is hereby amended by adding the following new Section 5.6 immediately following Section 5.5 of the AGTA:
[****]
1.10. Condition of Aircraft Suffering Damage.
The AGTA is amended by adding the following new Section 5.7 after Section 5.6 of the AGTA.
[****]

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1.11. Customer Quality Support Service Commitment.
[****]
1.12. Target Delivery Dates.
[****]
1.13. Customer Delay in Acceptance of Aircraft.
Section 6.4 of the AGTA is replaced in full by the following new provision:
[****]
1.14. Customer Delay Due to Allied Pilots Association Strike.
The following new Section 6.5 is added to the AGTA after Section 6.4:
“6.5 Customer Delay Due to Allied Pilots Association Strike.
[****]
6.5.1 [****];
6.5.2 [****]
6.5.3 [****]
1.15. Liquidated Damages and Right of Termination.
1.15.1. [****]
1.15.2 [****]
1.15.3 [****]
1.15.4 [****]
1.15.5 [****]

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1.16. Notice to Customer in the Event of an Excusable Delay.
Section 7.2 of the AGTA is replaced in full by the following new provision:
[****]
1.17. Aircraft Damaged Beyond Repair.
Section 7.5 of the AGTA is replaced in full by the following new provision:
“7.5 [****]
1.18. Termination.
Section 7.6 of the AGTA is replaced in full by the following new provision:
[****]
1.19. Excusable Delay.
The AGTA is amended by adding the following provision immediately following Section 7.7:
[****]
1.20. Risk Allocation/Insurance.
1.20.1. Article 8 of the AGTA is replaced in full by the following new provisions:
“Article 8. Risk Allocation/Insurance.
8.1 [****]
8.1.1 [****]
8.1.2 Boeing Insurance.
(a) [****]

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(b) [****]
(c) [****]
8.1.3 Definition of Customer. For the purpose of Section 8.1, the term “Customer” includes American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or delegated any duties as permitted under the Purchase Agreement, the permitted assignees under the Purchase Agreement, and their respective directors, officers and employees.
8.2 Title and Risk with Customer.
8.2.1 [****]
8.2.2 [****]
8.2.3 [****]
8.2.4 [****]
8.2.5 [****]
8.2.6 Definition of Boeing. For purposes of this Article 8.2, the term “Boeing” includes The Boeing Company, its divisions, any wholly-owned subsidiary of The Boeing Company which is assigned any rights or obligations in accordance with Section 9.1 of the AGTA, the permitted assignees under the Purchase Agreement, provided that such assignees or subsidiaries have performed services under the Customer Support Document to the AGTA and Supplemental Exhibit CS1 to the Purchase Agreement, and their respective directors, officers and employees.”
1.20.2. The insurance certificate provided by Boeing pursuant to Section 8.1.2(c) of the AGTA (as amended by this Letter Agreement) shall be substantially in the form of the certificate attached to this Letter Agreement as Attachment B.

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1.21. Boeing Training & Flight Services, L.L.C. Interface Commitment.
1.21.1. Section 9.1.5 of the AGTA is replaced in full by the following new provisions:
“9.1.5 [****]:
9.1.5.1 [****]
9.1.5.2 [****]
1.21.2. Reserved.
1.22. Exculpatory Clause in Post-Delivery Sale or Lease.
Section 9.7 of the AGTA is replaced in full by the following new provision:
“9.7 [****]
1.23. Termination for Certain Events.
1.23.1. Article 10 of the AGTA is replaced in full by the following new provision:
“Article 10. Termination for Certain Events.
10.1 Termination. If either party:
(i) [****]
(ii) [****]
10.2 [****]
1.24. FAA Grounding.
1.24.1. [****]
1.24.2. [****]

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1.25. FAA ETOPS Prevention.
[****]
[****]
1.26. Duplicate Remedies.
[****]
2. Customer Support (Exhibit B).
2.1. Additional Technical Data and Documents.
The following Section 3.2 is added to Part 1 of the Customer Support Document following Section 3.1:
“3.2 [****]
[****]
2.2. Field Service Representation.
Part 2 to the Customer Support Document is amended as follows:
(a) [****]
(b) [****]
[****]
2.3. Computer Software Documentation for Boeing Manufactured Airborne Components and Equipment.
[****]
[****]
2.4. Technical Information and Materials.
The first paragraph of Section 1 of Part 3 of the Customer Support Document is replaced in full by the following new provision:
[****]

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2.5. Supplier Technical Data.
Section 8 of Part 3 to the Customer Support Document is replaced in full by the following new provision:
“8. [****]
[****].
8.2 [****]
8.3 [****]
(i) [****]
(ii) [****]
(iii) [****]
(iv) [****]
(v) [****]
8.4 [****]
8.5 [****]
8.6 [****]
2.6. Protection of Proprietary Information and Proprietary Materials.
Part 5 of the Customer Support Document is replaced in full by the following new provision:
“CUSTOMER SUPPORT DOCUMENT
PART 5: PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS
1. General.
[****]
2. License Grant.
[****]

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3. Use of Proprietary Materials and Proprietary Information.
[****]
4. Use of Training Materials.
[****]
5. Providing of Proprietary Materials to Contractors.
[****]
6. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
[****]
7. Additional Data and Documents.
[****]
2.7. Line Station Spare Parts Support.
Customer, at its option, may participate in the use of spare parts held by Boeing at any line station in accordance with the reasonable terms and conditions set forth by Boeing for such participation.
3. Product Assurance (Exhibit C).
3.1. Disclaimer and Release; Exclusion of Liabilities.
Section 11 of Part 2 of the Product Assurance Document is replaced in full by the following new provision:
“11. Disclaimer and Release; Exclusion of Liabilities.
11.1 [****]
(A) [****]
(B) [****]
(C) [****]

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(D) [****]
11.2 [****]
11.3 [****]
11.4 Definitions. For the purpose of this Section 11, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, Affiliates, the assignees of each, and their respective directors, officers, employees and agents.”
3.2. Reimbursement for Service Bulletin Corrections.
Section 7.3.2 of Part 2 of the Product Assurance Document is replaced in full by the following provision:
“7.3.2 [****]
(a) [****]
(b) [****]
3.3. FAR 145 Requirements.
[****]
3.4. Warranty Claim, Response and Payment Time.
[****]
3.5. Maximum Reimbursement.
The following provision is added to the end of Section 4.5 of Part 2 to the Product Assurance Document:
[****]
3.6. Additional Service Life Policy Covered Components.
[****]
3.6.1. Additional Service Life Policy Covered Components.

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3.6.1.1. For purposes of Part 3 of the Product Assurance Document, the following additional items (Additional SLP Components) shall be deemed to be “SLP Components”, as defined in Section 1 of Part 3 of the Product Assurance Document:
[****]
3.6.1.2. [****]
3.6.1.3. [****]
3.6.2. [****]
3.6.2.1. [****]
[****]
3.6.2.2. [****]
(i) [****]
(ii) [****]
(iii) [****]
3.7. Conditions and Limitations to the Service Life Policy.
3.7.1. The following Section 4.5 is added to Part 3 of the Product Assurance Document:
“4.5 [****]
3.7.2. [****]
[****]
3.8. Boeing Back-Up of Supplier Turnaround Time Commitments.
[****]

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3.9. Supplier Warranty Commitment.
Section 1 of Part 4 of the Product Assurance Document is replaced in full by the following new Section 1:
“1. Supplier Warranties and Supplier Patent Indemnities.
[****]
3.10. Engine/Airframe Interface Commitment.
[****]
(a) [****]
(b) [****]
(c) [****]
3.11. Boeing Indemnities Against Patent and Copyright Infringement.
Part 6 of the Product Assurance Document is replaced in full by the following new provision:
“PRODUCT ASSURANCE DOCUMENT
PART 6: BOEING INDEMNITIES AGAINST PATENT
AND COPYRIGHT INFRINGEMENT AND TRADE SECRET MISAPPROPRIATION
1. [****]
[****]
(a) [****]
(b) [****]
2. Indemnity Against Copyright Infringement.
[****]
(a) [****]

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(b) [****]
[****]
3. Indemnity Against Trade Secret Misappropriation.
[****]
(a) [****]
(b) [****]
[****]
4. Exceptions, Limitations and Conditions.
4.1 [****]
4.2 [****]
4.3 [****]
4.4 [****]
4.5 [****]
4.6 [****]
4.7 [****]
4.8 [****]
4.9 [****]
4.10 For the purposes of this Part 6, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.
4.11 For the purposes of this Part 6, “Customer” is defined as American Airlines, Inc., its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.”

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4. Performance.
4.1. [****]
[****]
4.2. Performance Guarantees/Data Base Changes.
4.2.1. [****]
4.2.2. [****]
4.2.3. [****]
4.2.4. Upon the occurrence of any performance data base change, Boeing agrees to take the following action:
(a) [****]
5. Reserved
5.1 Reserved.
5.2 Reserved
6 [****]
[****]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

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[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]
6.1 [****]
6.2 [****]
6.3 [****]
6.4 [****]
6.5 [****]
6.6 [****]
6.7 [****]
7 Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.

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Very truly yours,
THE BOEING COMPANY
By: /s/ The Boeing Company
Its: Attorney-In-Fact

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ACCEPTED AND AGREED TO this
Date: February 1, 2013
AMERICAN AIRLINES, INC.
By: /s/ American Airlines, Inc.
Its: VP Corporate Development and Treasurer
Attachment A - Table of Contents
Attachment B - Form of Insurance Certificate of Boeing
Attachment C - Reserved.
Attachment D - Reserved

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Attachment A to AAL-PA-03735-LA-1106671
TABLE OF CONTENTS

Subject	Paragraph
1. AGTA
Taxes (Art. 2)	1.1
Customs Duties (Art. 2)	1.2
Rate of Interest (Art. 2)	1.3
Advanced Payment Increases (Art. 2)	1.4
Development Change and Manufacturer Change Production Revision Records (Art. 4)	1.7
Part 121 Compliance Review (Art. 4)	1.8
Inspection and Acceptance (Art. 5)	1.9
Condition of Aircraft Suffering Damage (Art. 5)	1.10
Customer Quality Support Service Commitment (Art. 5)	1.11
Target Delivery Dates (Art. 6)	1.12
Customer Delay in Acceptance of Aircraft (Art. 6)	1.13
Customer Delay Due to Allied Pilots Association Strike (Art. 6)	1.14
Liquidated Damages and Right of Termination (Art. 7)	1.15
Notice to Customer in the Event of an Excusable Delay (Art. 7)	1.16
Aircraft Damaged Beyond Repair (Art. 7)	1.17
Termination (Art. 7)	1.18
Excusable Delay (Art. 7)	1.19
Risk Allocation/Insurance (Art. 8)	1.20
Boeing Training & Flight Services,, L.L.C. Interface Commitment (Art. 9)	1.21
Exculpatory Clause in Post-Delivery Sale or Lease (Art. 9)	1.22
Termination for Certain Events (Art. 10)	1.23
FAA Grounding	1.24
FAA ETOPS Prevention	1.25
Duplicate Remedies	1.26

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Attachment A to AAL-PA-03735-LA-1106671, continued

2. Customer Support (Exhibit B)
Additional Technical Data and Documents (Part 1)	2.1
Field Service Representation (Part 2)	2.2
Computer Software Documentation for Boeing Manufactured Airborne Components and Equipment (Part 3)	2.3
Technical Information and Materials (Part 3)	2.4
Supplier Technical Data (Part 3)	2.5
Protection of Proprietary Information and Proprietary Materials (Part 5)	2.6
Line Station Spare Parts Support	2.7

3. Product Assurance (Exhibit C)
Disclaimer and Release; Exclusion of Liabilities (Part 2)	3.1
Reimbursement for Service Bulletin Corrections (Part 2)	3.2
FAR 145 Requirements (Part 2)	3.3
Warranty Claim, Response and Payment Time (Part 2)	3.4
Maximum Reimbursement (Part 2)	3.5
Additional Service Life Policy Covered Components (Part 3)	3.6
Conditions and Limitations to the Service Life Policy (Part 3)	3.7
Boeing Back-Up of Supplier Turnaround Time Commitments (Part 4)	3.8
Supplier Warranty Commitment (Part 4)	3.9
Engine/Airframe Interface Commitment (Part 5)	3.10
Boeing Indemnities Against Patent and Copyright Infringement (Part 6)	3.11

4. Performance
Maintaining Fuel Efficient Performance in Service	4.1
Performance Guarantees/Data Base Changes	4.2
5. Reserved
6. [****]
7. Confidential Treatment

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Attachment B to AAL-PA-03735-LA-1106671
Sample Insurance Certificate (Boeing)

BROKER’S LETTERHEAD
[ date ]
Certificate of Insurance Ref. No.
THIS IS TO CERTIFY TO:

American Airlines, Inc. (hereinafter “American”)
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
that Insurers, EACH FOR HIS OWN PART AND NOT ONE FOR THE OTHER, are providing the following insurance:

NAMED INSURED:	The Boeing Company (hereinafter “Boeing”)

ADDRESS OF INSURED:	Post Office Box 3707

Seattle, Washington 98124-2207

PERIOD OF INSURANCE:	See attached Schedule of Insurers

GEOGRAPHICAL LIMITS:	Worldwide

EQUIPMENT INSURED:	All Boeing [model] [type] aircraft owned or operated by American that are the subject of that certain Purchase Agreement No. dated between American and Boeing, as more particularly described on the attached Schedule of Aircraft, as such schedule may be amended from time to time.

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Attachment B to AAL-PA-03735-LA-1106671, continued
DESCRIPTION OF COVERAGES

A. AIRCRAFT HULL INSURANCE	All risks of ground and flight physical damage coverage in respect of all aircraft owned by, leased to or operated by the Named Insured, including the Aircraft and any engines (including the Engines) and any parts (including the Parts) while attached to any such Aircraft or removed therefrom but not replaced, subject to policy terms, conditions, limitations, exclusions and deductibles.

Amount of Insurance:	Agreed Value (as per Policy terms and conditions).

B. AIRCRAFT LIABILITY INSURANCE	Aircraft Liability Insurance, including Bodily Injury (including passengers), Property Damage, Aircraft Liability, Passenger Legal Liability, Premises/Operations Liability, Personal Injury, and Contractual Liability Insurance, subject to policy terms, conditions, limitations, exclusion and deductibles.

Limit of Liability:	[****]

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Attachment B to AAL-PA-03735-LA-1106671, continued
SPECIAL PROVISIONS APPLICABLE TO THE ADDRESSEE(S)
Subject to the policy terms, conditions, limitations, exclusions and deductibles and solely with respect to Purchase Agreement No. dated as of (the “Purchase Agreement”) between American and The Boeing Company (“Boeing”), the policies set forth in the attached Schedule of Insurers are amended to include the following:
1.    Solely with respect to Aircraft Liability Insurance, American is included as an additional Insured, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;
2.    Solely with respect to Aircraft Hull Insurance, each Insurer agrees to waive any rights of subrogation against American to the extent that Boeing has waived such rights by the terms of its agreements to indemnify American pursuant to the Purchase Agreement;
3.    Solely with respect to Aircraft Liability Insurance, to the extent American is insured hereunder, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies;
4.    Solely with respect to Aircraft Liability Insurance, to provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issue to each;
5.    Solely with respect to Aircraft Liability Insurance, such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of American, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;
6.    Each of the Aircraft Liability Insurance policy and Aircraft Hull Insurance policy provides that: American shall not have any obligation or liability for premiums, commissions, calls or assessments in connection with such insurance;

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Attachment B to AAL-PA-03735-LA-1106671, continued
7.    With respect to the Aircraft Liability Insurance, if a policy is canceled for any reason whatsoever, any substantial change is made which would reduce the amount of coverage as certified herein, or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to American for thirty (30) days after receipt by American of written notice from the Insurers or their authorized representatives or Broker of such cancellation, change or lapse; and
8.    For the purposes of the Certificate, “American” is defined as American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or obligations in accordance with Article 9.1 of the AGTA, the assignees of each permitted under the applicable Purchase Agreement, and their respective directors, officers and employees.

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Attachment B to AAL-PA-03735-LA-1106671, continued
THE BOEING COMPANY
AND ALL ITS SUBSIDIARIES
SCHEDULE OF SUBSCRIBING INSURERS
POLICY TERM: DECEMBER 1, 1996 TO DECEMBER 1, 1997
COVERAGES:
Aircraft Hull and Liability Insurance

SUBSCRIBING INSURERS FOR 100% PARTICIPATION	POLICY NUMBER
SEVERAL LIABILITY NOTICE
The subscribing insurers’ obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligation.
Subject to the terms, conditions, limitations and exclusions of the relative policies except for the specific declarations contained in this certificate.
(signature)
(typed name)
(title)

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Attachment C to AAL-PA-03735-LA-1106671: RESERVED

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Attachment D to AAL-PA-03735-LA-1106671: RESERVED

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106672
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
References:    a) Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
    b) Letter Agreement AAL-PA-03735-LA-1106654 entitled “AGTA Matters” (AGTA Matters Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. General.
[****]
2. Extended Aircraft Warranty [****].
2.1 [****]
2.2 [****]
2.3 [****]

AAL-PA-03735-LA-1106672	Page 1 of 2
[****]

BOEING PROPRIETARY

3. Confidential Treatment.
Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or government regulation.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106672
[****]	Page 2 of 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106673
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    CS1 Special Matters
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Revision of Customer Support Variables.
1.1 [****]
1.2 [****]
1.3 [****]
1.4 [****]
2. Customer Unique Terms.
[****]
2.1 [****]
[****]
2.2 [****]
[****]
2.3 [****]
[****]
2.4 [****]
[****]

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3. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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4. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106673	Page 3 of 3
CS1 Special Matters

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106677
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
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1. [****]
[****]
2. [****]
[****]
3. [****]
3.1 [****]
3.2 [****]
4. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

AAL-PA-03735-LA-1106677	Page 1 of 3
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BOEING PROPRIETARY

5. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

ACCEPTED AND AGREED TO this

Date:	February 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

AAL-PA-03735-LA-1106677	Page 2 of 3
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BOEING PROPRIETARY